UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2004

ActivCard Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 21, 2004, ActivCard Corp. entered into a Stock Purchase Agreement (the “Agreement”) to acquire 51% of the outstanding equity of Aspace Solutions Limited (“Aspace”), a U.K. based company in which ActivCard then held a 49% equity interest. Following the transaction, which was consummated December 21, 2004, Aspace became a wholly owned subsidiary of ActivCard.

Pursuant to the Agreement, ActivCard acquired the remaining shares of Aspace for an initial payment of $4,850,000 and 579,433 shares of common stock. ActivCard will be required to make additional payments of up to $4,850,000 and 579,433 shares of common stock pursuant to the Agreement upon Aspace’s achievement of certain post-closing milestones. A total of 20% of the cash and stock consideration payable under the Agreement will be held in escrow until March 31, 2006.

ActivCard issued a press release on December 21, 2004 announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

On December 21, 2004, ActivCard Corp. issued 579,433 shares of common stock (the “Shares”) in connection with its acquisition of Aspace Solutions Limited, described above. The Shares were issued and sold in reliance on an exemption from registration set forth in Regulation S under the Securities Act of 1933 (the “Securities Act”). All purchasers of the Shares resided outside of the United States and all provided customary representations and warranties regarding their investment in the Shares, as required under Regulation S. Pursuant to the Agreement (defined above), ActivCard may issue up to an additional 579,433 shares of common stock (the “Milestone Shares”) upon Aspace’s achievement of certain post-closing milestones. The Milestone Shares, if and when issued, will be issued in reliance on Regulation S. Pursuant to the Agreement, the Shares and the Milestone Shares, if and when issued, can only be resold in accordance with the provisions of Regulation S, in a transaction registered under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement, dated 21 December 2004, between ActivCard Corp. and shareholders of Aspace Solutions Limited
10.1	Escrow Agreement, dated 21 December 2004, among ActivCard Corp., shareholders of Aspace Solutions Limited and Osborne & Clarke, as escrow agent
99.1	Press Release, dated December 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivCard Corp.
(Registrant)

/s/ Ben C. Barnes
Date: December 23, 2004	Ben C. Barnes
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement, dated 21 December 2004, between ActivCard Corp. and shareholders of Aspace Solutions Limited
10.1	Escrow Agreement, dated 21 December 2004, among ActivCard Corp., shareholders of Aspace Solutions Limited and Osborne & Clarke, as escrow agent
99.1	Press Release, dated December 21, 2004